UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

NET TALK.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1080 NW 163rd Drive, No. Miami Beach, Florida 33169

(Address of principal executive offices)     (Zip code)

(305) 621-1200              (305) 621-1200 FREE

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On August 21, 2014, Net Talk.Com, Inc. (“the Company”) issued a Convertible Promissory Note (the “Note”) to JMJ Financial (“JMJ”), an accredited investor, in the aggregate principal amount of five hundred thousand dollars ($500,000) for an aggregate purchase price of up to four-hundred and fifty thousand ($450,000) dollars (“Aggregate Purchase Price”).

JMJ paid initial consideration of $50,000 and may, at JMJ’s discretion, pay additional consideration, up to an amount equal to the Aggregate Purchase price. The principal sum due to JMJ shall be prorated based upon the amount of consideration actually paid by JMJ to the Company (plus an approximate 10% original issue discount that is prorated based upon the amount of consideration actually paid by JMJ to the Company) such that the Company is only required to repay the amount actually funded by JMJ.

The Note is convertible, at the option of the holder, into shares of the Company’s common stock, par value $0.001 per share, at a conversion price equal to the lesser of $0.17 or 60% of the lowest trade price in the 25 trading days previous to the conversion date, as further described in the Note as attached hereto as Exhibit 10.1. The Company has the right, in its discretion, to enforce a “Conversion Floor” equal to $0.10 per share, which, if enforced by the Company, shall require the Company to make whole any loss suffered by JMJ in the form of cash payment, as further described in the Amendment to the Note, attached hereto as Exhibit 10.2 (the “Amendment”).

The Note has a maturity date of August 21, 2016. If the Company repays any then outstanding principal amount due to JMJ prior to the date 90 days following the issue date (the “Interest Date”) of the Note, the interest on such amount shall be 0%. If the Company repays any then outstanding principal amount due to JMJ after the Interest Date, such amount shall be charged with a one-time 12% interest charge.

The Note was offered and sold to an accredited investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933.

The foregoing information is a summary of the Note and the Amendment is not complete, and is qualified in its entirety by reference to the full text of the Note and the Amendment, each of which is attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 9.01	Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.:	Description:

10.1	$500,000 Convertible Promissory Note
10.2	Amendment to $500,000 Convertible Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Dated:	September 30, 2014